Summary Prospectus Supplement dated January 14, 2020

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for the Fund listed below:

Invesco Oppenheimer V.I. Total Return Bond Fund

This supplement amends each Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2020
Michael Hyman	Portfolio Manager	2019
Todd Schomberg	Portfolio Manager	2020

O-VITRB-SUMSUP 011420